Exhibit 10.4

THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, OR EXCEPT IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 AND RULE 905 OF REGULATION S UNDER THE SECURITIES ACT, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR OTHERWISE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THE SHARES ACQUIRED UPON THE EXERCISE OF THE WARRANT REPRESENTED HEREBY.  THE SECURITIES REPRESENTED HEREBY ARE EXPECTED TO BE FURTHER SUBJECT TO A LOCK-UP AGREEMENT TO BE DATED THE DATE OF THE IPO (AS DEFINED BELOW), A COPY OF WHICH IS AVAILABLE FROM THE COMPANY. EACH HOLDER, BY ITS ACCEPTANCE OF THE WARRANT, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON THE SEVENTH ANNIVERSARY OF THE DATE OF ISSUANCE OF THIS WARRANT SET FORTH BELOW, THE “EXPIRATION DATE”)

No.

FIVE OAKS INVESTMENT CORP.

WARRANT TO PURCHASE THE DESIGNATED NUMBER (AS DEFINED BELOW) OF SHARES OF

COMMON STOCK, PAR VALUE $0.01 PER SHARE

For VALUE RECEIVED, [•] (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Five Oaks Investment Corp., a Maryland corporation (the “Company”), commencing 120 days after the closing of the Company’s initial public offering (the “IPO”) but not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to 105% of the initial public offering price for the Company’s common stock (the exercise price in effect being herein called the “Warrant Price”), the Designated Number (as defined below) of shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.01 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. In no event shall the Company be required to net cash settle the warrant exercise. For purposes of this Warrant, the “Designated Number” shall mean [•] prior to the reverse stock split to be effected by the Company immediately prior to the IPO (the “IPO Reverse Stock Split”).

Section 1. Registration. The Company shall maintain, or cause to be maintained by a duly appointed transfer agent identified to the Warrantholder pursuant to Section 13 below, books for the registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred in whole or in integral-numbered parts only pursuant to a registration statement filed under the Securities Act, or an exemption from such registration. Subject to such restrictions, the Company shall transfer, or cause such transfer agent to transfer, this Warrant from time to time upon the books to be maintained by the Company or such transfer agent for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company or such transfer agent, including, if required by the Company or such transfer agent, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act and a new Warrant shall be issued to the transferee and in the case of a transfer of warrants representing less (after aggregating all prior transfers) than the Designated Number of Shares, a new Warrant shall be issued for the number of Warrant Shares equal to (i) the Designated Number of Shares less

(ii) the sum of the current and all prior transferred and exercised Warrant Shares.  The surrendered Warrant shall be canceled by the Company.

Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part (but in each case for a minimum of at least 5,000 Warrant Shares or such lesser number of Warrant Shares for which this Warrant remains exercisable), at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed notice of exercise, in the form attached hereto as Appendix A (the “Notice of Exercise”) and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Notice of Exercise shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Notice of Exercise. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

Section 4. Compliance with the Securities Act. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.  For the avoidance of doubt, both the Warrants and the Warrant Shares will be considered “Registrable Securities” for purposes of the Registration Rights Agreement, dated as of [•], by and among the Company, [•] and the other parties named therein, and will be entitled to the registration rights set forth therein.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares or for any Warrants in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for all other taxes, including income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, or with respect to a lost, stolen or destroyed Warrant, reasonable indemnity with respect thereto, if requested by the Company.

Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant in accordance with the terms hereof shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, excluding the IPO Reverse Stock Split (addressed below), or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change (such fraction the “Stock Split Factor”) and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur. Notwithstanding the foregoing, in respect of the IPO Reverse Stock Split, clause (i) above shall not apply (except for its definition of the Stock Split Factor) and clause (ii) shall be substituted by the following calculation— the number of Warrant Shares purchasable upon exercise of the Warrant shall be adjusted by dividing the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to the date on which the IPO Reverse Stock Split shall become effective by the Stock Split Factor.

(b) If (i) any capital reorganization, reclassification of the capital stock of the Company, (ii) consolidation or merger of the Company with another Company in which the Company is not the survivor, (iii) sale, transfer or other disposition of all or substantially all of the Company’s assets to another Company shall be effected or (iv) purchase offer, tender offer or exchange offer pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other shares of stock, securities or assets and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock (each a “Fundamental Transaction”) shall be effected, then, as a condition of such Fundamental Transaction, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, the highest amount of such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such Fundamental Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the entity purchasing or otherwise acquiring such assets or other appropriate entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company or the Company’s transfer agent, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive Fundamental Transactions. Notwithstanding the foregoing, in the event of a Fundamental Transaction, other than one in which a successor entity (a “Public Successor”) whose common stock is quoted or listed for trading on an Eligible Market (as defined below) assumes this Warrant and the Warrant Shares immediately theretofore issuable upon exercise of the Warrant may be exercisable for the publicly traded common stock of such Public Successor, the Warrantholder may veto such Fundamental Transaction by written notice to the Company made within ten (10) business days after notice of such Fundamental Transaction.  For purposes of this paragraph, “Eligible Market” means The New York Stock Exchange, Inc. (the “New York Stock Exchange”), The NYSE Amex Equities or The NASDAQ Global Select Market.

(c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing Company) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of such assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price “ as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on the New York Stock Exchange or any other national securities exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on the Over-the-Counter Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

(d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9. Ownership Limitations. The Warrant Shares are subject to restrictions on beneficial ownership and constructive ownership and transfer for the purpose of the Company’s maintenance of its qualification as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended, as set forth in Article VII of the Company’s Articles of Incorporation.

Section 10. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 10, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or Company (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this

Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12. Notices to Warrantholder; Notice to the Company. Upon the occurrence of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment; provided, however, that any failure by the Company to give notice to the Warrantholder of a Fundamental Transaction not involving a Public Successor shall preclude the Company from consummating such Fundamental Transaction.  Notice to the Company to effect the Warrantholder’s veto right under Section 8(b) of such a Fundamental Transaction shall be given in writing to the Company’s address set forth in the Company’s then most recent periodic filing under the Securities Exchange Act of 1934, as amended.

Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock will be named in the Form S-11 for the IPO.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof other than those giving effect to this choice of law. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 16. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17. Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of the Warrants representing at least 50.1% of the number of shares of Common Stock then subject to all outstanding Warrants; provided , that (x) any such amendment or waiver must apply to all Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder, except in respect of the IPO Reverse Stock Split.

Section 18. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued, as of the [•]th day of [•], 20[•].

FIVE OAKS INVESTMENT CORP.

By:
Name:
Title:

Appendix A

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of

Common Stock under the foregoing Warrant)

To Five Oaks Investment Corp.:

The undersigned is the Holder of Warrant No.          (the “Warrant”) issued by Five Oaks Investment Corp., a Maryland Company (the “ Company “).  The undersigned Holder acknowledges that the sale, transfer, assignment or hypothecation of the Warrant Shares to be issued upon exercise of this Warrant is subject to the terms and conditions contained in the Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.              The Warrant is currently exercisable to purchase a total of                  Warrant Shares.

2.              The undersigned Holder hereby exercises its right to purchase                  Warrant Shares pursuant to the Warrant (which requires exercise for a minimum of at least 5,000 Warrant Shares or such lesser number of Warrant Shares for which the Warrant remains exercisable).

3.              The holder shall pay the sum of $          to the Company in accordance with the terms of the Warrant.

4.              Pursuant to this exercise, the Company shall deliver to the holder                  Warrant Shares in accordance with the terms of the Warrant.

5.              Following this exercise, the Warrant shall be exercisable to purchase a total of                  Warrant Shares.

Dated:              ,

Name of Holder:

(Print)

By:

Name:

Title:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant) Taxpayer Identification Number

ACKNOWLEDGED AND

AGREED TO this      day of

        , 20

FIVE OAKS INVESTMENT CORP.

By:
Name:
Title: